(LOGO)
                             VAN WAGONER FUNDS INC.

                        SUPPLEMENT DATED OCTOBER 1, 2002
                                TO THE PROSPECTUS
                              DATED APRIL 30, 2002

                  This Supplement updates certain information contained in the Van Wagoner Funds Prospectus dated April 30, 2002. You should retain the Supplement and Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1-800-228-2121.

                  The following information supplements information on page 21 of the Prospectus under the heading "Establishing an Account" by replacing the minimum investment table with the following table:

    MINIMUM INVESTMENT                           INITIAL            ADDITIONAL

    Regular                                       $5,000               $50

    IRAs                                          $2,000               $50

    Gift to Minors                                $2,000               $50

    Automatic Investment Plan                     $1,000               $50


                  The following information supplements the information on pages 4, 7, 10, 13 and 16 of the Prospectus under the heading "Fees and Expenses of the Fund" on each page by adding the following table:

         Shareholder Fees
         (fees paid directly from your investment)

         Maximum Account Servicing Fee         $24 annually/$6 quarterly (1)

         (1) Applies only to investors whose investment in the Fund is less than $2,500 ($1,000 for IRA accounts, and Gift to Minors accounts). See "Account Servicing Fee" under "Establishing an Account" for more details.

                  The following information supplements the information on page 21 of the Prospectus under the heading "Establishing an Account" by adding the following section:

Account Servicing Fee. Beginning December 27, 2002 the Funds will charge a quarterly account servicing fee of $6 to investors whose investment in a Fund, for any reason, falls below $2,500 for regular accounts and $1,000 for IRAs, UGMA accounts and UTMA accounts. For investors in the Automatic Investment Plan, the quarterly account servicing fee will apply to all AIP accounts that cease contributions before reaching the applicable account minimum. The quarterly account servicing fee will not apply to investors who have a combined balance of at least $15,000 in all Van Wagoner Funds registered under the same tax identification number.

                  The Funds will determine the amount of your investment four times per year, generally the last Friday in December, March, June and September. If your account is less than the applicable minimum and your combined balance is less than $15,000 in all Van Wagoner Funds registered under the same tax identification number, shares in your account automatically will be redeemed to pay the $6 fee. The quarterly servicing fee is intended to offset the disproportionately high costs of servicing accounts with low balances and is intended to benefit shareholders in the long-term. The Funds may, in limited circumstances, and in their sole discretion, waive the imposition of the quarterly servicing fee.

                  The following information supplements the information on page 22 of the Prospectus under the heading "Automatic Investment Plan" by changing the first bullet point to read as follows:

                  o Complete the Automatic Investment Plan section on your New Account Application, and open your account with at least $1,000.

                  The following information supplements the information on page 26 of the Prospectus under the heading "Other Redemption Policies" by changing the discussion under "Small Accounts" to read as follows:

Small Accounts. The Funds may close your account and send you the proceeds if the value of your account falls below $500.

--------------------------------------------------------------------------------

      FOR SCHWAB, FIDELITY, TD WATERHOUSE AND OTHER BROKER/DEALER INVESTORS

         LOW BALANCE MINIMUMS DO NOT APPLY TO PURCHASES MADE THROUGH CERTAIN PROGRAMS, SUCH AS THIRD PARTY BROKERAGE ACCOUNTS, WRAP PROGRAMS OR INSTITUTIONAL RETIREMENT ACCOUNTS (I.E., 401(K) PLANS AND 403(B) ACCOUNTS), IN WHICH THE INSTITUTION, AND NOT THE INDIVIDUAL INVESTOR, IS THE SHAREHOLDER OF RECORD.